UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                     SCHEDULE 14C INFORMATION

     Information Statement Pursuant to Section 14(c) of the
                 Securities Exchange Act of 1934

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

                     Pinecrest Services, Inc.
          ______________________________________________
         (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee

[ ]  No Fee Required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11:

     (1)  Title of each class of securities to which transaction applies:
             Common stock
             ------------

     (2)  Aggregate number of securities to which transaction applies:
             32,400,000
             ----------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            $0.001 based on the par value of the common stock.
            --------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
            $32,400
            -------

     (5)  Total fee paid:
            $3.47
            -----

[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrant statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:
     (2) Form, Schedule or Registration Statement No.
     (3) Filing Party:
     (4) Date Filed:

                     Pinecrest Services, Inc.
                   3353 South Main Street, #584
                    Salt Lake City, Utah 84115
                          (801) 323-2395

                      INFORMATION STATEMENT

This information statement is being furnished by Pinecrest Services, Inc., a Nevada corporation ("Pinecrest"), to the holders of our common stock. On April 28, 2006 we signed a letter of intent to complete an acquisition of New Era Studios, Inc., a Nevada corporation and successor in interest by merger to Silvergraph LGT, LLC, a Delaware limited liability company ("New Era"). In anticipation of finalizing that acquisition our board of directors (the "Board") proposed by resolution, dated May 1, 2006, that we take certain corporate actions in preparation for and to complete this transaction. The corporate actions are discussed in more detail in the "Summary of Acquisition," below.

The corporate actions were approved by a majority of our voting shares in lieu of a special meeting of stockholders and no further votes will be needed. On May 1, 2006 (the "Record Date"), there were 18,600,000 shares of common stock outstanding, each share was entitled to one vote on each matter of business put to a stockholder vote. On the Record Date stockholders holding 17,332,900 shares of common stock, or 93.2% of our voting stock, executed and delivered a written consent approving and adopting the corporate actions.

This information statement is being mailed on or about May 17, 2006 to all stockholders of record at the close of business on May 1, 2006. It is being provided pursuant to the requirements of Rule 14c-2 promulgated under Section 13 of the Securities Exchange Act of 1934, as amended. This information statement is being provided to the holders of our common stock entitled to vote or give an authorization or consent to the action authorized to inform them of the stockholder approval.

If you have any questions regarding this information statement please contact:


                      Stockholder Relations
                     Pinecrest Services, Inc.
                   3353 South Main Street, #584
                    Salt Lake City, Utah 84115
                          (801) 323-2395

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

THIS INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR
       THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                      SUMMARY OF ACQUISITION

We have signed a letter of intent to acquire New Era as a wholly-owned subsidiary, but we have not entered into a definitive agreement with New Era at this time. We anticipate finalizing a definitive agreement 20 calendar days after we mail this information statement to our stockholders entitled to vote on the Record Date. We intend to acquire New Era through a stock-for-stock exchange in which we expect to acquire 100% of New Era's common stock.

New Era is in the business of selling fine art gallery quality textured prints to the wall decor industry. Its principal office and manufacturing facility is located in Sante Fe Springs, California. It owns patent-pending technology that reproduces textured prints of fine art works at a significantly lower cost than its competitors. Its primary target demographic is 20 to 40 year old women with $75,000 household income who are purchasing a second/trade-up home and are seeking high quality art work at reasonable prices to decorate their homes. New Era marketing channels include furniture stores, national retail stores, such as Marshals and Beall's Departments, and custom retailers, such as Home Interiors and Gifts and Walt Disney. It intends to create a direct-to-consumer marketing channel through the Internet.

Summary Term Sheet

The material terms of the proposed acquisition are as follows:
..     Pinecrest will amend our articles of incorporation to increase our authorized common stock from 20,000,000 to 100,000,000 shares, par value $.001;
..     Upon the closing of the definitive agreement with New Era, Pinecrest will change the name of the corporation to "Silvergraph International,
      Inc."
..     Upon the closing of the definitive agreement with New Era, Pinecrest will issue 32,400,000 shares of common stock to the stockholders of New Era, in exchange for 100% of New Era's outstanding common stock;
..     Upon the closing of the definitive agreement with New Era, our current directors will resign and designate the following persons as directors and each will be appointed to the following offices:

               William W. Lee       Director, President and Treasurer
               James R. Simpson     Director and CEO
               James R. Martin      Director and Secretary

Within four business days of the closing of a definitive agreement with New Era, we will file with the SEC a current report on Form 8-K describing the terms of the definitive agreement.

Board and Stockholder Approval

The acquisition of New Era, when completed, will result in Pinecrest becoming an operating company with a business plan and revenue.

On May 1, 2006 our Board proposed by resolution the following corporate actions:
..     amend our articles of incorporation to increase our authorized common stock from 20,000,000 to 100,000,000 shares, par value $.001;
..     Upon the closing of the definitive agreement with New Era, to issue
      32,400,000 shares of Pinecrest common stock in exchange for 100% of the New Era common stock;
..     Upon the closing of the definitive agreement with New Era, to change the name of the corporation to "Silvergraph International, Inc."; and
..     Upon the closing of the definitive agreement with New Era, our current directors will resign and designate new directors.

According to the Nevada Revised Statutes and our bylaws, a majority of our voting stock may approve a corporate action by written consent without prior notice of the meeting. On the Record Date we had 18,600,000 shares of common stock outstanding and stockholders holding 17,332,900 shares of common stock, representing 93.2% of our voting stock, executed and delivered a written consent approving and adopting the Board approved corporate actions listed above.

Material Differences in Rights of Stockholders - The increase in authorized common stock results in each stockholder retaining the same proportionate interest in Pinecrest as he/she/it held prior to the increase in authorized common stock. However, after consummation of the stock exchange with New Era, we will have approximately 51,000,000 shares of common stock outstanding. Our current stockholders will hold approximately 36.5% of the outstanding common stock and the former New Era stockholders will hold approximately 63.5% of the outstanding common stock.

Dissenters Rights - Pinecrest stockholders do not have dissenters rights of appraisal in relation to this acquisition.

Regulatory Approval - Other than filing the necessary amendments to our articles of incorporation, we are not required to seek federal or state regulatory approval of this transaction.

Accounting Treatment - The acquisition of New Era will be accounted for under the purchase method of accounting using generally accepted accounting principles. This means that New Era's results of operation will be included with ours from the closing date and its consolidated assets and liabilities will be recorded at their fair values at the same date.

Certain Federal Income Tax Consequences - The acquisition is intended to qualify as a "tax-free" reorganization under the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. It is anticipated that (i) Pinecrest and New Era or their respective stockholders will not recognize gain or loss as a result of the acquisition, and (ii) the tax basis of Pinecrest's common stock received by New Era stockholders will be the same as the tax basis of the New Era common stock surrendered. Pinecrest and New Era have not sought nor do they intend to seek an attorney's opinion or tax revenue ruling from the Internal Revenue Service as to the Federal income tax consequences of this transaction.

THE PRECISE FEDERAL, STATE AND LOCAL EFFECT ON THE STOCKHOLDERS MAY VARY DEPENDING ON THE STOCKHOLDER'S RESPECTIVE FACTUAL CIRCUMSTANCES. FOR THESE REASONS, EACH STOCKHOLDER IS STRONGLY URGED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR.

                   DESCRIPTION OF COMMON STOCK

We are authorized to issue 20,000,000 shares of common stock, par value $.001. We will file the necessary certificate of amendment to our articles of incorporation with the Secretary of State of Nevada to effect the increase of our authorized common stock to 100,000,000 after the closing date of a definitive agreement with New Era.

All shares of common stock have equal rights and privileges with respect to voting, liquidation and dividend rights. Each share of common stock entitles the holder thereof (i) to one non-cumulative vote for each share held of record on all matters submitted to a vote of the stockholders, (ii) to participate equally and to receive any and all such dividends as may be declared by the Board of Directors out of funds legally available; and (iii) to participate pro rata in any distribution of assets available for distribution upon liquidation of the corporation. Our stockholders have no preemptive rights to acquire additional shares of common stock or any other securities and we have not authorized preferred stock.

                 PRO FORMA FINANCIAL INFORMATION

Within four business days of the completion of the New Era acquisition, we will file with the SEC a current report on Form 8-K that includes the audited financial statements of New Era for the past two fiscal years. In this information statement we have included unaudited pro forma financial statements prepared by management of Pinecrest and New Era that give the effect of the acquisition of New Era based on each company's recent financial statements. The following unaudited pro forma balance sheet combines the December 31, 2005 historical balance sheet of Pinecrest with the December 31, 2005 historical balance sheet of New Era. The unaudited pro forma balance sheet assumes that the acquisition was completed December 31, 2005, with New Era treated as the acquiring entity for financial statement purposes.

The following unaudited pro forma income statements for the year ended December 31, 2005 and 2004 are presented as if the acquisition had occurred on December 31, 2005.

The pro forma adjustments include assumptions and preliminary estimates and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the acquisition had been in effect on the dates indicated, and may not be indicative of financial results that may be obtained in the future.

                        New Era/Pinecrest
                 Unaudited Combined Balance Sheet
                   Year Ended December 31, 2005

                                                    Pro Forma
                       New Era       Pinecrest     Adjustments      Total
                     ------------- ------------- --------------- -------------

Cash                      171,034             -             -         171,034
Accounts Receivable        42,944             -             -          42,944
Inventory                  83,042             -             -          83,042
Other Current Assets        7,838             -             -           7,838
                     ------------- ------------- --------------- -------------

Total Current Assets      304,858             -             -         304,858

Fixed Assets              336,335             -             -         336,335
Other Assets                    -             -             -               -
                     ------------- ------------- --------------- -------------

Total Assets              641,193             -             -         641,193
                     ============= ============= =============== =============

Accounts Payable          147,188        40,100             -         187,288
Accrued Expenses           47,086             -             -          47,086
Loans/Capital Leases       96,159             -             -          96,159
                     ------------- ------------- --------------- -------------
Total Current
 liabilities              290,433        40,100             -         330,533

Long-term Debt            223,577             -             -         233,557
                     ------------- ------------- --------------- -------------

Total Liabilities         514,010        40,100             -         554,110
                     ------------- ------------- --------------- -------------

Common stock                1,000        18,600        16,400 (a)      36,000
Stockholders' equity    1,150,344             -    (1,150,344)(a)           -
Additional paid in
 capital                  100,614        20,400     1,054,844 (a)   1,175,858
Retained Earnings      (1,124,775)      (79,100)       79,100 (a)  (1,124,775)
                     ------------- ------------- --------------- -------------
Total Liabilities and
 Stockholders Equity      641,193             -             -         641,193
                     ============= ============= =============== =============

Pro Forma Adjustments:

(a) To adjust the equity accounts of the companies to reflect the reverse merger, resulting in New Era as the accounting acquiror.

                        New Era/Pinecrest
               Unaudited Combined Income Statement
                   Year Ended December 31, 2005

                                                    Pro Forma
                       New Era       Pinecrest     Adjustments      Total
                     ------------- ------------- --------------- -------------

Revenues                1,027,864             -             -       1,027,864
Cost of Sales             697,968             -             -         697,968
                     ------------- ------------- --------------- -------------

Gross Profit              329,896             -             -         329,896

Operating Expenses        680,338         5,100             -        6858,438
                     ------------- ------------- --------------- -------------

Net Operating Loss       (350,442)       (5,100)            -        (355,542)

Other Income (Expense)    (21,542)            -             -         (21,542)
                     ------------- ------------- --------------- -------------

Net Loss                 (371,984)       (5,100)            -        (377,084)
                     ============= ============= =============== =============
Net Loss Per Share                                                      (0.02)
                                                                 =============
Weighted Average Shares
Outstanding                                                        18,600,000
                                                                 =============


                        New Era/Pinecrest
               Unaudited Combined Income Statement
                   Year Ended December 31, 2004


                                                    Pro Forma
                       New Era       Pinecrest     Adjustments      Total
                     ------------- ------------- --------------- -------------

Revenues                  808,264             -             -         808,264
Cost of Sales             594,376             -             -         594,376
                     ------------- ------------- --------------- -------------

Gross Profit              213,888             -             -         213,888

Operating Expenses        791,186         5,000             -         796,186
                     ------------- ------------- --------------- -------------

Net Operating Loss       (577,298)       (5,000)            -         796,186

Other Income (Expense)    (11,357)            -             -         (11,357)
                     ------------- ------------- --------------- -------------

Net Loss                 (588,655)       (5,000)            -        (593,655)
                     ============= ============= =============== =============
Net Loss Per Share                                                      (0.03)
                                                                 =============
Weighted Average Shares
Outstanding                                                         18,600,00
                                                                 =============

        INTERESTS OF CERTAIN PERSONS IN MATTERS ACTED UPON

Our management has not had any prior relationships with New Era's management or affiliates or associates of its management. We are unaware of any substantial interest of our current directors and officers in the acquisition of New Era. Certain members of New Era's management will receive shares of Pinecrest common stock in the exchange and will be appointed as directors and officers of Pinecrest. William W. Lee will be designated as a Director and appointed President and Treasurer of Pinecrest and will personally receive 8,100,000 shares in the stock exchange. James R. Simpson will be designated as a Director and appointed CEO of Pinecrest and will personally receive 8,100,000 shares in the stock exchange. James R. Martin will be designated as a Director and appointed Secretary of Pinecrest and will personally receive 2,600,000 shares in the stock exchange.

              PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth the beneficial ownership of our outstanding common stock of each person or group known by us to own beneficially more than 5% of our outstanding common stock and ownership of our management.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the persons named in the table below have sole voting power and investment power with respect to all shares of common stock shown as beneficially owned by them. The percentage of beneficial ownership is based on 18,600,000 shares of common stock outstanding on the Record Date.

                    CERTAIN BENEFICIAL OWNERS

Name and Address of         Number of Shares of
Beneficial Owners           Common Stock                   Percentage of Class
-------------------------   ----------------------------   -------------------
VIP WorldNet, Inc.            5,029,400 (1)                   80.8%
154 E.  Ford Avenue
Salt Lake City, UT 84124

     (1) VIP WorldNet, Inc. holds 15,000,000 shares and its directors and officers beneficially own the following shares of our common stock:
          Joanne Clinger, President, 22,200 and Wayne Reichman, Secretary,
          7,200.


                            MANAGEMENT

Name and Address of         Number of Shares of
Beneficial Owners           Common Stock                  Percentage of Class
-------------------------   ---------------------------   -------------------
April L. Marino                   800                         Less than 1%
429 W. Davis Boulevard
Bountiful, UT 84010


                  BOARD COMMITTEES AND MEETINGS

We do not have a standing audit, compensation or nominating committee. Due to lack of operations our Board did not hold any meetings during the year ended December 31, 2005.

                        CHANGE IN CONTROL

Upon the closing of a definitive agreement with New Era, the following persons will be designated as directors and appointed as officers of Pinecrest. Our bylaws require two directors who serve for a term of one year or until they are replaced by a qualified director. Our executive officers are chosen by our Board and serve at its discretion. There are no familial relationships among our directors and officers to be appointed.

Name                   Age    Position Held
------------------    ------  ------------------------------------
William W. Lee          55    Director and President and Treasurer
James R. Simpson        36    Director and CEO
James R. Martin         45    Director and Secretary

William W. Lee - Co-founder of Silvergraph LGT, LLC and President and Head of Manufacturing of New Era. He has over 30 years of experience in screen-printing and developed New Era's proprietary and patent-pending technologies. He founded and served as President of Lee Graphics
Technologies, Inc., a commercial screen printing company servicing many large companies, including Nike, Walt Disney, Petco and others.

James R. Simpson - Co-founder of Silvergraph LGT, LLC and CEO and Head of Product Development and Administration of New Era. He was the founder of Brown Simpson Asset Management, LLC, a New York based private equity investment organization. From 1999 to 2001, Mr. Simpson served as a director of PointConnect, Inc. a technology services company targeting the financial services industry. He has over 12 years of investment banking, private equity, legal and senior corporate management experience. Mr. Simpson received a B.A. from the University of Colorado and J.D. from California Western School of Law in San Diego, California.

James R. Martin - Is Executive Vice-president of Sales and Marketing for New Era. He has over 20 years of direct sales experience in building and managing accounts ranging from individual companies to multi-million programs with Fortune 500 companies. From 1995 to 2003 he served as a sales and account manager for Eagle Print Systems, a business forms and point of purchase display company. Mr. Martin graduated with a B.S in Marketing from San Diego State University.

                DELIVERY OF INFORMATION STATEMENT

Only one information statement is being delivered to stockholders sharing an address unless contrary instructions have been received from one or more of those stockholders. We will promptly deliver separate copies to a household of any shareholder who did not receive an individual copy and who requests a copy. Stockholders sharing an address and receiving multiple copies may request to receive a single copy of the information statement. Please submit your request to:

                      Stockholder Relations
                     Pinecrest Services, Inc.
                   3353 South Main Street, #584
                    Salt Lake City, Utah 84115
                          (801) 323-2395

              INFORMATION INCORPORATED BY REFERENCE

Upon written or oral request, we will furnish without charge to record and beneficial holders of our common stock a copy of any of the documents referred to in this information statement or incorporated by reference. These documents will be provide by first class mail or other equally prompt means within one business day of the request. Please make your request to the address or phone number listed above.

The following documents are incorporated by reference:

     Form 10-KSB for the year ended December 31, 2005, filed March 30, 2006.


By order of the Board of Directors,

/s/ April L. Marino
___________________________
April L. Marino, President
May 16, 2006

                            Appendix A



                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                           FORM 10-KSB

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      For the fiscal year ended December 31, 2005

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                 Commission file number 000-30951

                     PINECREST SERVICES, INC.
      ------------------------------------------------------
      (Exact name of registrant as specified in its charter)

                 Nevada                      67-0695367
        ----------------------     ----------------------------------
       (State of incorporation)   (I.R.S. Employer Identification No.)

#584, 3353 South Main Street, Salt Lake City, Utah            84115
-------------------------------------------------------     ----------
(Address of principal executive offices)                    (Zip code)

Issuer's telephone number, including area code:   (801) 323-2395

Securities registered under Section 12(b) of the Exchange Act:  None

Securities registered under Section 12(g) of the Exchange Act:  Common Stock

Check whether the issuer is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act. [ ]

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the
past 90 days.   Yes [X]  No [ ]

Check if disclosure of delinquent filers in response to item 405 of Regulation S-B is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [X]

Indicate by check mark whether the registrant is a shell company (as defined
in Rule 12b-2 of the Exchange Act).   Yes [X]   No [ ]

State issuer's revenue for its most recent fiscal year:   None.

A market value of the voting stock held by non-affiliates can not be determined because the registrant does not have an active trading market.

As of February 23, 2006 the registrant had 18,600,000 shares of common stock outstanding.

Documents incorporated by reference:   None.

Transitional Small Business Disclosure Format (check one): Yes [ ]   No [X]

                        TABLE OF CONTENTS

                              PART I

Item 1.  Description of Business...........................................3
Item 2.  Description of Property...........................................5
Item 3.  Legal Proceedings ................................................5
Item 4.  Submission of Matters to a Vote of Security Holders...............5

                             PART II

Item 5.  Market for Common Equity and Related Stockholder Matters..........5
Item 6.  Management's Discussion and Analysis or Plan of Operation.........6
Item 7.  Financial Statements..............................................6
Item 8.  Changes In and Disagreements with Accountants on Accounting and Financial Disclosure.........................................16
Item 8A. Controls and Procedures..........................................16
Item 8B. Other Information................................................16

                             PART III

Item 9.  Directors, Executive Officers, Promoters and Control Persons,
         Compliance with Section 16(a) of the Exchange Act................16
Item 10. Executive Compensation...........................................17
Item 11. Security Ownership of Certain Beneficial Owners and Management
         and Related Stockholder Matters..................................17
Item 12. Certain Relationships and Related Transactions...................18
Item 13. Exhibits and Reports on Form 8-K.................................18
Item 14. Principal Accountant Fees and Services...........................18
Signatures................................................................19





In this annual report references to "Pinecrest," "we," "us," and "our" refer to Pinecrest Services, Inc.

        SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Securities and Exchange Commission ("SEC") encourages companies to disclose forward-looking information so that investors can better understand future prospects and make informed investment decisions. This report contains these types of statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "project," or "continue" or comparable terminology used in connection with any discussion of future operating results or financial performance identify forward-looking statements. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this report. All forward-looking statements reflect our present expectation of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

PART I

ITEM 1. DESCRIPTION OF BUSINESS

Business Development

Pinecrest Services, Inc. was incorporated in the state of Nevada on February 10, 1999. In May 2000, Hystar Aerospace Marketing Corporation of Nebraska merged with Pinecrest solely to change its domicile from Nebraska to Nevada. As a result of the domicile merger, Pinecrest became the subsidiary of VIP Worldnet, Inc., a Nevada corporation.

Our Plan

We are a development stage company and have had recurring operating losses for the past two fiscal years. Our independent auditors have expressed doubt that we can continue as a going concern unless we obtain financing to continue operations.

Our business plan is to seek, investigate, and, if warranted, acquire an interest in a business opportunity. Our acquisition of a business opportunity may be made by merger, exchange of stock, or otherwise. We have very limited sources of capital, and we probably will only be able to take advantage of one business opportunity. As of the date of this filing we have not identified any business opportunity that we plan to pursue, nor have we reached any preliminary or definitive agreements or understandings with any person concerning an acquisition or merger.

Based on current economic and regulatory conditions, management believes that it is possible, if not probable, for a company like ours, without many assets or liabilities, to negotiate a merger or acquisition with a viable private company. The opportunity arises principally because of the expensive legal and accounting fees and the length of time associated with the registration process of "going public." However, should any of these conditions change, it is very possible that there would be little or no economic value for anyone taking over control of Pinecrest.

Our search for a business opportunity will not be limited to any particular geographical area or industry and includes both U.S. and international companies. Our management has unrestricted discretion in seeking and participating in a business opportunity, subject to the availability of such opportunities, economic conditions and other factors. Our management believes that companies who desire a public market to enhance liquidity for current stockholders, or plan to acquire additional assets through issuance of securities rather than for cash, will be potential merger or acquisition candidates.

The selection of a business opportunity in which to participate is complex and extremely risky and will be made by management in the exercise of its business judgement. Our activities are subject to several significant risks which arise primarily as a result of the fact that we have no specific business and may acquire or participate in a business opportunity based on the decision of management which will, in all probability, act without consent, vote, or approval of our stockholders. We cannot assure you that we will be able to identify and acquire any business opportunity which will ultimately prove to be beneficial to us and our stockholders. Should a merger or acquisition prove unsuccessful, it is possible management may decide not to pursue further acquisition activities and management may abandon our search and we may become dormant or be dissolved.

Our common stock is listed on the OTCBB, but is not trading as of the date of this filing. We cannot assure you that a market will develop or that a stockholder will be able to liquidate his/her/its investments without considerable delay, if at all. If an active market develops, our shares will likely be subject to the rules of the Penny Stock Suitability Reform Act of 1990. The liquidity of penny stock is affected by specific disclosure procedures required by this Act to be followed by all broker-dealers, including but not limited to, determining the suitability of the stock for a particular customer, and obtaining a written agreement from the customer to purchase the stock. This rule may affect the ability of broker-dealers to sell our securities and may affect the ability of purchasers to sell our securities in any market.

Investigation and Selection of Business Opportunities

We anticipate that business opportunities will come to our attention from various sources, including our officers and directors, our stockholders, professional advisors such as attorneys and accountants, securities broker-dealers, investment banking firms, venture capitalists, members of the financial community and others who may present unsolicited proposals. Management expects that prior personal and business relationships may lead to contacts with these various sources.

Our management will analyze the business opportunities; however, none of our management are professional business analysts (See Part III, Item 9, below.) Our management has had limited experience with mergers and acquisitions of business opportunities and has not been involved with an initial public offering.

Certain conflicts of interest exist or may develop between us and our officers and directors. Our management has other business interests to which they currently devote attention, which include their primary employment and April Marino is management of other development stage reporting companies seeking merger candidates. Our management may be expected to continue to devote their attention to these other business interests although management time should be devoted to our business. As a result, conflicts of interest may arise that can be resolved only through their exercise of judgement in a manner which is consistent with their fiduciary duties to us.

A decision to participate in a specific business opportunity may be made upon our management's analysis of:
..      the quality of the business opportunity's management and personnel,
..      the anticipated acceptability of its new products or marketing concept,
..      the merit of its technological changes,
..      the perceived benefit that it will derive from becoming a publicly held entity, and
..      numerous other factors which are difficult, if not impossible, to analyze through the application of any objective criteria.

No one factor described above will be controlling in the selection of a business opportunity. Management will attempt to analyze all factors appropriate to each opportunity and make a determination based upon reasonable investigative measures and available data. Potential business opportunities may occur in many different industries and at various stages of development. Thus, the task of comparative investigation and analysis of such business opportunities will be extremely difficult and complex. Potential investors must recognize that because of our limited capital available for investigation and management's limited experience in business analysis, we may not discover or adequately evaluate adverse facts about the business opportunity to be acquired.

In many instances, we anticipate that the historical operations of a specific business opportunity may not necessarily be indicative of the potential for the future because of the possible need to substantially shift marketing approaches, significantly expand operations, change product emphasis, change or substantially augment management, or make other changes. We will be dependent upon the owners of a business opportunity to identify any such problems which may exist and to implement, or be primarily responsible for, the implementation of required changes.

Form of Acquisition

We cannot predict the manner in which we may participate in a business opportunity. Specific business opportunities will be reviewed as well as our needs and desires and those of the promoters of the opportunity. The legal structure or method deemed by management to be suitable will be selected based upon our review and our relative negotiating strength. These methods may include, but are not limited to, leases, purchase and sale agreements, licenses, joint ventures and other contractual arrangements. We may act directly or indirectly through an interest in a partnership, corporation or other forms of organization. We may be required to merge, consolidate or reorganize with other corporations or forms of business organizations. In addition, our present management and stockholders most likely will not have control of a majority of our voting shares following a merger or reorganization transaction. As part of such a transaction, our existing directors may resign and new directors may be appointed without any vote by our stockholders.

We likely will acquire our participation in a business opportunity through the issuance of common stock or other securities. Although the terms of any such transaction cannot be predicted, it should be noted that issuance of additional shares also may be done simultaneously with a sale or transfer of shares representing a controlling interest by current principal stockholders.

In the event we merge or acquire a business opportunity, the successor company will be subject to our reporting obligations. This is commonly referred to as a "back door registration." A back door registration occurs when a non-reporting company becomes the successor of a reporting company by merger, consolidation, exchange of securities, acquisition of assets or otherwise. This type of event requires the successor company to file a current report with the SEC which provides the same kind of information about the company to be acquired that would appear in a registration statement, including audited and pro forma financial statements. Accordingly, we may incur additional expense to conduct due diligence and present the required information for the business opportunity in any report. Also, the SEC may elect to conduct a full review of the successor company and may issue substantive comments on the sufficiency of disclosure related to the company to be acquired.

Competition

We expect to encounter substantial competition in our effort to locate attractive opportunities. Business development companies, venture capital partnerships and corporations, venture capital affiliates of large industrial and financial companies, small investment companies, and wealthy individuals will be our primary competition. Many of these entities will have significantly greater experience, resources and managerial capabilities than we do and will be in a better position than we are to obtain access to attractive business opportunities. We also will experience competition from other public development stage companies, many of which may have more funds available for such transactions.

Employees

We currently have no employees. Our management expects to confer with consultants, attorneys and accountants as necessary. We do not anticipate a need to engage any full-time employees so long as we are seeking and evaluating business opportunities.

ITEM 2. DESCRIPTION OF PROPERTY

We do not currently own or lease any property. Until we pursue a viable business opportunity and recognize income, we will not seek office space.

ITEM 3. LEGAL PROCEEDINGS

We are not a party to any proceedings or threatened proceedings as of the date of this filing.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

We have not submitted a matter to a vote of our shareholders during the fourth quarter of the 2005 fiscal year.

                             PART II

ITEM 5:  MARKET PRICE FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market

On July 15, 2005, the National Association of Securities Dealers (the "NASD") cleared our common stock for an unpriced quotation on the OTC Bulletin Board under the symbol "PSRV." We must provide supplemental information to the NASD prior to the appearance of a priced quotation, a bid and/or offering price, on that system.

Holders

As of February 23, 2006 we had 78 stockholders of record holding 18,600,000.

Dividends

We have not declared dividends on our common stock and do not anticipate paying dividends on our common stock in the foreseeable future.

Recent Sales of Unregistered Securities

None.

Issuer Purchase of Securities

None.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

We are a development stage company and have recorded losses since our inception. At December 31, 2005, we had no cash and total liabilities of $40,100. We cannot satisfy our cash requirements for our operations, which are related to legal, accounting and professional services required to prepare and file our reports with the SEC. We are unable to pay cash for these services and have relied on related parties to pay for these costs on our behalf. These parties have not entered into written agreements guaranteeing advances and, therefore, these parties are not obligated to provide funds in the future. However, management anticipates that these parties will continue providing advances during the next twelve months. Historically, we have paid for these advances by converting the debt into common stock.

Our plan for the next twelve months is to search for a business opportunity and, if feasible, acquire an interest in a business opportunity. If we obtain a business opportunity, then it may be necessary to raise additional capital. We likely will sell our common stock to raise this additional capital. We expect to issue such stock pursuant to exemptions provided by federal and state securities laws. The purchasers and manner of issuance will be determined according to our financial needs and the available exemptions. We do not currently intend to make a public offering of our stock. We also note that if we issue more shares of our common stock, then our shareholders may experience dilution in the value per share of their common stock.

ITEM 7. FINANCIAL STATEMENTS





                     Pinecrest Services, Inc.

                  (A Development Stage Company)

                       Financial Statements

                    December 31, 2005 and 2004

                             CONTENTS


Independent Auditor's Report ..........................................8

Balance Sheets ........................................................9

Statements of Operations .............................................10

Statements of Stockholders' Equity ...................................11

Statements of Cash Flows .............................................12

Notes to the Financial Statements .................................13-15

Chisholm                                        533 West 2600 South, Suite 25
Bierwolf &                                      Bountiful, Utah 84010
Nilson, LLC                                     Phone: (801) 292-8756
Certified Public Accountants                    Fax: (801) 292-8809




     REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Pinecrest Services, Inc.

We have audited the accompanying balance sheets of Pinecrest Services, Inc. (a development stage company) as of December 31, 2005 and 2004 and the related statements of operations, stockholders' equity and cash flows for the years then ended and from inception, March 7, 1986, through December 31, 2005.
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the P.C.A.O.B. (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.
Accordingly, we express no such opinion.   An audit also includes assessing
the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pinecrest Services, Inc. (a development stage company) as of December 31, 2005 and 2004 and the results of its operations and cash flows for the years then ended and from inception, March 7, 1986, through December 31, 2005 in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses from operations which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Chisholm, Bierwolf & Nielson

Chisholm, Bierwolf & Nilson
Bountiful, Utah
March 2, 2006

                     Pinecrest Services, Inc.
                  (A Development Stage Company)
                          Balance Sheets

                                                         December 31
                                                 ---------------------------
                                                      2005         2004
                                                 ------------- -------------
CURRENT ASSETS

  Cash                                           $          -  $          -
                                                 ------------- -------------

    TOTAL ASSETS                                 $          -  $          -
                                                 ============= =============


               LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts Payable - related party                 $     40,100  $     35,000
                                                 ------------- -------------

   Total Liabilities                                   40,100        35,000
                                                 ------------- -------------
STOCKHOLDERS' EQUITY

Common Stock, $.001 par value; 20,000,000
 shares authorized; 18,600,000 shares
 issued and outstanding                                18,600        18,600

Additional Paid-in Capital                             20,400        20,400

Deficit Accumulated during the development stage      (79,100)      (74,000)
                                                 ------------- -------------

  Total Stockholders' Equity (deficit)                (40,100)      (35,000)
                                                 ------------- -------------

  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $          -  $          -
                                                 ============= =============


The accompanying notes are an integral part of these financial statements

                     Pinecrest Services, Inc.
                  (A Development Stage Company)
                     Statements of Operations

                                                                 From
                                       For the Years Ended       Inception on
                                           December 31           March 7, 1986
                                    ---------------------------- to
                                         2005         2004       Dec. 31, 2005
                                    ------------- -------------- -------------

REVENUES                            $          -  $           -  $          -
                                    ------------- -------------- -------------
EXPENSES
  General & Administrative                 5,100          5,000        79,100
                                    ------------- -------------- -------------

    TOTAL EXPENSES                         5,100          5,000        79,100
                                    ------------- -------------- -------------

NET INCOME (LOSS)                   $     (5,100) $      (5,000) $    (79,100)
                                    ============= ============== =============

NET LOSS PER SHARE                  $      (0.00) $       (0.00) $      (0.00)
                                    ============= ============== =============
WEIGHTED AVERAGE SHARES
  OUTSTANDING                         18,600,000     18,600,000    17,208,874
                                    ============= ============== =============





The accompanying notes are an integral part of these financial statements.

                     Pinecrest Services, Inc.
                  (A Development Stage Company)
                Statements of Stockholders' Equity
    From Inception on March 7, 1986 through December 31, 2005


                                                                 Deficit
                                                                 Accumulated
                                                     Additional  During the
                                Common Stock         Paid in     Development
                             Shares       Amount     Capital     Stage
                           ------------- ----------- ----------- -------------
Issuance of shares for
 marketing rights            17,000,000  $   17,000  $        -  $          -

Net (loss) for the year
 ended December 31, 1986              -           -           -        (3,400)

Net (loss) for the year
 ended December 31, 1987              -           -           -        (3,400)

Net (loss) for the year
 ended December 31, 1988              -           -           -        (3,400)

Net (loss) for the year
 ended December 31, 1989              -           -           -        (3,400)

Net (loss) for the year
 ended December 31, 1990              -           -           -        (3,400)

Net (loss) for the year
 ended December 31, 1991              -           -           -             -

Net (loss) for the year
 ended December 31, 1992              -           -           -             -

Net (loss) for the year
 ended December 31, 1993              -           -           -             -

Net (loss) for the year
 ended December 31, 1994              -           -           -             -
                           ------------- ----------- ----------- -------------
Balance - December 31, 1994  17,000,000      17,000           -       (17,000)

Net (loss) for the year
 ended December 31, 1995              -           -           -             -
                           ------------- ----------- ----------- -------------
Balance - December 31, 1995  17,000,000      17,000           -       (17,000)

Net (loss) for the year
 ended December 31, 1996              -           -           -             -
                           ------------- ----------- ----------- -------------
Balance - December 31, 1996  17,000,000      17,000           -       (17,000)

Net (loss) for the year
 ended December 31, 1997              -           -           -             -
                           ------------- ----------- ----------- -------------
Balance - December 31, 1997  17,000,000      17,000           -       (17,000)

Net (loss) for the year
 ended December 31, 1998              -           -           -             -
                           ------------- ----------- ----------- -------------
Balance - December 31, 1998  17,000,000      17,000           -       (17,000)

Net (loss) for the year
 ended December 31, 1999              -           -           -       (30,000)
                           ------------- ----------- ----------- -------------
Balance - December 31, 1999  17,000,000      17,000           -       (47,000)

Net (loss) for the year
 ended December 31, 2000              -           -           -             -
                           ------------- ----------- ----------- -------------
Balance - December 31, 2000  17,000,000      17,000           -       (47,000)

Net (loss) for the year
 ended December 31, 2001              -           -           -             -
                           ------------- ----------- ----------- -------------
Balance - December 31, 2001  17,000,000      17,000           -       (47,000)

Shares issued for services
 at $.02 per share              600,000         600      11,400             -

Net (loss) for the year
 ended December 31, 2002              -           -           -       (12,000)
                           ------------- ----------- ----------- -------------
Balance - December 31, 2002  17,600,000      17,600      11,400       (59,000)

Shares issued for services
 at $.01 per share            1,000,000       1,000       9,000             -

Net (loss) for the year
 ended December 31, 2003              -           -           -       (10,000)
                           ------------- ----------- ----------- -------------
Balance - December 31, 2003  18,600,000      18,600      20,400       (69,000)

Net (loss) for the year
 ended December 31, 2004              -           -           -        (5,000)
                           ------------- ----------- ----------- -------------
Balance - December 31, 2004  18,600,000      18,600      20,400       (74,000)

Net (loss) for the year
 ended December 31, 2005              -           -           -        (5,100)
                           ------------- ----------- ----------- -------------

Balance - December 31, 2005  18,600,000  $   18,600  $   20,400  $    (79,100)
                           ============= =========== =========== =============



The accompanying notes are an integral part of these financial statements

                     Pinecrest Services, Inc.
                  (A Development Stage Company)
                     Statements of Cash Flows

                                                                 From
                                                                 Inception on
                                       For the Years Ended       March 7,
                                           December 31           1986 Through
                                    ---------------------------- December 31,
                                         2005         2004       2005
                                    ------------- -------------- -------------
Cash Flows from Operating Activities

  Net Loss                          $     (5,100) $      (5,000) $    (79,100)
  Less Non-cash Items:
  Depreciation & Amortization                  -              -        17,000
  Increase in Accounts Payable             5,100          5,000        40,100
  Stock issued for services                    -              -        22,000
                                    ------------- -------------- -------------
  Net Cash Provided (Used) by
   Operating Activities                        -              -             -
                                    ------------- -------------- -------------

Cash Flows from Investing Activities           -              -             -
                                    ------------- -------------- -------------
  Net Cash Provided (Used) by
   Investing Activities                        -              -             -
                                    ------------- -------------- -------------

Cash Flows from Financing Activities           -              -             -
                                    ------------- -------------- -------------
  Net Cash Provided (Used) by
   Financing Activities                        -              -             -
                                    ------------- -------------- -------------

Increase (Decrease) in Cash                    -              -             -

Cash and Cash Equivalents at
  Beginning of Period                          -              -             -
                                    ------------- -------------- -------------
Cash and Cash Equivalents at
  End of Period                     $          -  $           -  $          -
                                    ============= ============== =============

Supplemental Cash Flow Information:

  Stock issued for marketing rights $          -  $           -  $     17,000
  Stock issued for services         $          -  $           -  $     22,000

  Cash Paid For:
    Interest                        $          -  $           -  $          -
    Income Taxes                    $          -  $           -  $          -


The accompanying notes are an integral part of these financial statements.

                     Pinecrest Services, Inc.
                  (A Development Stage Company)
                Notes to the Financial Statements
                    December 31, 2005 and 2004

NOTE 1 - Summary of Significant Accounting Policies

     a.  Organization & Consolidation Policy

         Pinecrest Services, Inc. (the Company), a Nevada corporation, was
incorporated February 10, 1999.   On May 11, 2000  the Company merged with
Hystar Aerospace Marketing Corporation of Nebraska, Inc. , a Nebraska corporation. (Hystar). The Company is the surviving corporation.

         Hystar, was incorporated March 7, 1986 to lease, sell, and market airships and the Burkett Mill, a waste milling device, which rights were acquired from VIP Worldnet, Inc. initially the only shareholder. The technology to further develop the airship and the mill by the parent company proved to be prohibitive, and shortly after the acquisition of the marketing rights further activity ceased. Hystar has been inactive since that date.

         The merger was recorded under the pooling of interest method of accounting. Each share of the Company remained outstanding as one fully paid and non-assessable share of capital stock of the surviving corporation, and each share of Hystar was converted into one fully paid and non-assessable share of capital stock of the surviving corporation.

         The accompanying financial statements present the financial condition and results of operations of Hystar from its inception through the merger date and of the surviving entity, the Company, as of the merger date.

     b.  Accounting Method

         The Company recognizes income and expense on the accrual basis of accounting.

     c.  Earnings (Loss) Per Share

         The computation of earnings per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements.

                                        Income (loss)   Shares      Per Share
                                         (Numerator)  (Denominator)   Amount
                                        ------------- ------------- ----------
For the year ended December 31, 2005:

  Basic EPS
  Income (loss) to common stockholders  $     (5,100)   18,600,000 $    (.00)
                                        ============= ============= ==========
For the year ended December 31, 2004:

  Basic EPS
  Income (loss) to common stockholders  $     (5,100)   18,600,000 $    (.00)
                                        ============= ============= ==========

                     Pinecrest Services, Inc.
                  (A Development Stage Company)
                Notes to the Financial Statements
                    December 31, 2005 and 2004


NOTE 1 - Summary of Significant Accounting Policies (continued)

     c.  Earning (Loss) Per Share (continued)


                                        Income (loss)   Shares      Per Share
                                         (Numerator)  (Denominator)   Amount
                                        ------------- ------------- ----------
From inception on March 7, 1986 to
December 31, 2005:

  Basic EPS
  Income (loss) to common stockholders  $    (79,100)   17,208,874  $   (.00)
                                        ============= ============= ==========

     d.  Cash and Cash Equivalents

         The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

     e.  Provision for Income Taxes

         No provision for income taxes have been recorded due to net operating loss carryforwards totaling $79,100 that will be offset against future taxable income. These NOL carryforwards began to expire in the year 2001. No tax benefit has been reported in the financial statements because the Company believes there is a 50% or greater chance the carryforward will expire unused.

         Deferred tax asset and the valuation account is as follows as December 31, 2005 and 2004:
                                                         December 31,
                                                      2005          2004
                                                 -------------- -------------
     Deferred tax asset:
          NOL carryforward                       $      26,894  $     25,160

          Valuation allowance                          (26,894)      (25,160)
                                                 -------------- -------------

                                                 $           -  $          -
                                                 ============== =============

     f.  Use of estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                     Pinecrest Services, Inc.
                  (A Development Stage Company)
                Notes to the Financial Statements
                    December 31, 2005 and 2004

NOTE 2 - Going Concern

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has no assets and has had recurring operating losses for the past several years and is dependent upon financing to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to find an operating company to merge with, thus creating necessary operating revenue.

NOTE 3 - Stockholders' Equity

         In 1986, the Company issued 17,000,000 shares of common stock for the marketing rights to an airship and a waste milling device. The value of this issuance was $17,000.

         In 2002, the Company issued 600,000 shares of authorized, but previously unissued common stock, for services rendered valued at $12,000 (or $.02 per share).

         In 2003, the Company issued 1,000,000 share of common stock for services rendered valued at $10,000 (or $.01 per share).

NOTE 4 - Related Party Transactions

         As of the year ended December 31, 2005 and 2004, the Company has incurred $40,100 and $35,000 respectively of professional fees payable to
professionals affiliated with First Equity Holdings Corp.   An officer of the
Company is also an employee of First Equity Holdings Corp.

         During 2002, the Company issued 600,000 shares to First Equity Holdings Corp. An officer of the Company is also an employee of First Equity Holdings Corp.

         During 2003, the Company issued 1,000,000 shares to First Equity Holdings Corp. An office of the Company is also an employee of First Equity Holdings Corp.

NOTE 5 - Development Stage Company

         The Company is a development stage company as defined in Financial Accounting Standards Board Statement No. 7. It is concentrating substantially all of its efforts in raising capital and searching for a business operation with which to merge, or assets to acquire, in order to generate significant operations.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

In our current report dated February 9, 2004, we reported that our independent auditors, Chisholm & Associates, Certified Public Accountants, resigned as our independent auditors and we engaged Chisholm, Bierwolf & Nilson, LLC, Certified Public Accountants, as our independent auditors.

ITEM 8A. CONTROLS AND PROCEDURES

Our President, who acts in the capacities of our principal executive officer and principal financial officer, evaluated the effectiveness of our disclosure controls and procedures as of the end of the period covered by this report. Based on that evaluation, she concluded that our disclosure controls and procedures were effective.

She also determined that there were no changes made in our internal controls over financial reporting during the fourth quarter of 2005 that have materially affected, or are reasonably likely to materially affect our internal control over financial reporting.

ITEM 8B. OTHER INFORMATION

None.


                             PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS, COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Directors and Executive Officers

Our executive officers and directors, their respective ages, positions and biographical information are presented below. Our bylaws require two directors who serve for a term of one year or until they are replaced by a qualified director. Our executive officers are chosen by our Board of Directors and serve at its discretion.

Name                    Age  Position Held                   Director Since
---------------------  ----- ------------------------------- ---------------
April L. Marino         31   President, Director             February 10, 1999
Anthony S. Clayton      24   Secretary/Treasurer, Directors  July 9, 2002

April L. Marino - Ms. Marino has worked as a secretary for First Equity Holdings, Inc. since December 1997. Ms. Marino is a director of Suncrest Global Energy Corp., a reporting company that has developed a mini-oil refinery, and Libra Alliance Corporation, a development stage reporting company.

Anthony S. Clayton - Mr. Clayton is employed by Discover Financial Services as an account manager. From 1997 to 2001 he was employed as an equipment technician by Fitness Equipment Source, Inc.

Audit Committee Financial Expert

Because we have minimal operations we do not have an audit committee serving at this time, nor do we have an audit committee financial expert serving on an audit committee.

Compliance With Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own more than five percent of a registered class of our equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and our other equity securities. Officers, directors and greater than ten-percent beneficial owners are required by SEC regulations to furnish us with copies of all
Section 16(a) reports they file. We believe no filings were required for the past year.

Code of Ethics

Due to the fact that we have minimal operations, we have not adopted a code of ethics for our principal executive and financial officers. Our board of directors will revisit this issue in the future to determine if adoption of a code of ethics is appropriate. In the meantime, our management intends to promote honest and ethical conduct, full and fair disclosure in our reports to the SEC, and compliance with applicable governmental laws and regulations.

ITEM 10. EXECUTIVE COMPENSATION

Our named executive officers have not received any cash compensation, bonuses, stock appreciation rights, long term compensation, stock awards or long-term incentive rights from us during the past three fiscal years. Ms. Marino, who serves in a capacity similar to chief executive officer did not receive any compensation during the 2005 fiscal year. We have not entered into employment contracts with our executive officers and their compensation, if any, will be determined at the discretion of our Board of Directors.

Compensation of Directors

We do not have any standard arrangement for compensation of our directors for any services provided as director, including services for committee participation or for special assignments.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Securities Under Equity Compensation Plans

We do not have any securities authorized for issuance under any equity compensation plans.

Beneficial Ownership

The following table sets forth the beneficial ownership of our outstanding common stock of each person or group known by us to own beneficially more than 5% of our outstanding common stock and ownership of our management.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the persons named in the table below have sole voting power and investment power with respect to all shares of common stock shown as beneficially owned by them. The percentage of beneficial ownership is based on 18,600,000 shares of common stock outstanding as of February 23, 2006.

                    CERTAIN BENEFICIAL OWNERS

Name and Address of          Number of Shares of
Beneficial Owners            Common Stock                  Percentage of Class
-----------------------      ------------------------      -------------------

VIP WorldNet, Inc.            15,029,400 (1)                    80.8%
154 E.  Ford Avenue
Salt Lake City, UT 84124

First Equity Holdings Corp.    1,600,000                         8.6%
2157 S. Lincoln Street
Salt Lake City, UT 84106

     (1) VIP WorldNet, Inc. holds 15,000,000 shares and its directors and officers beneficially own the following shares of our common stock:
          Joanne Clinger, President, 22,200 and Wayne Reichman, Secretary,
          7,200.

                            MANAGEMENT

Name and Address of               Number of Shares of
Beneficial Owners                 Common Stock             Percentage of Class
----------------------            --------------------     -------------------

April L. Marino                       400                    Less than 1%
429 W. Davis Boulevard
Bountiful, UT 84010


ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have not engaged in any transactions in excess of $60,000 during the past two years involving our executive officers, directors, 5% stockholders or immediate family members of such persons.

Parent Company

VIP WorldNet, Inc. is our parent company and beneficially owns 15,029,400 shares of our common stock. Such shares represent 80.8 % of our issued and outstanding shares.


ITEM 13. EXHIBITS

No.     Description
----    -------------
3.1 Articles of Incorporation, dated February 10, 1999 (Incorporated by reference to exhibit 3.1 of the Form 10-SB, filed July 6, 2000)

3.2 Bylaws (Incorporated by reference to exhibit 3.3 of the Form 10-SB, filed July 6, 2000)
31.1    Principal Executive Officer Certification
31.2    Principal Financial Officer Certification
32.1    Section 1350 Certification

ITEM 14.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Accountant Fees

The following table presents the aggregate fees billed for each of the last two fiscal years by our principal accountant, Chisholm, Bierwolf & Nilson LLC, Certified Public Accountants, in connection with the audit of our financial statements and other professional services rendered by that firm.

                                         2005             2004
                                      --------         --------
     Audit fees                       $ 1,450          $  1,367
     Audit-related fees                     0                 0
     Tax fees                               0                 0
     All other fees                   $     0          $      0

Audit fees represent the professional services rendered for the audit of our annual financial statements and the review of our financial statements included in quarterly reports, along with services normally provided by the accountant in connection with statutory and regulatory filings or engagements. Audit-related fees represent professional services rendered for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements that are not reported under audit fees.

Tax fees represent professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. All other fees represent fees billed for products and services provided by the principal accountant, other than the services reported for the other categories.

Pre-approval Policies

We do not have an audit committee currently serving and as a result our board of directors performs the duties of an audit committee. Our board of directors will evaluate and approve in advance the scope and cost of the engagement of an auditor. We do not rely on pre-approval policies and procedures.




                            SIGNATURES


In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



     Date: March 27, 2006               PINECREST SERVICES, INC.


                                        /S/ April L. Marino
                                    By:________________________________
                                        April L. Marino
                                        President



Pursuant to the requirements of the Securities Exchange Act of 1934. This report has been signed below by the following person on behalf of the Registrant and in the capacities and on the dates indicated.




     Date: March 27, 2006               /s/ April L. Marino
                                        _________________________________
                                        April L. Marino
                                        Principal Executive Officer
                                        Principal Financial and Accounting
                                        Officer



     Date: March 27, 2006               /s/ Anthony S. Clayton
                                        _____________________________________
                                        Anthony S. Clayton
                                        Secretary/Treasurer and Director